CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.8

(Execution Version)

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO. 3

Date: September 30, 2022	Change Order No. 3

Reference: Exhibit W (Open Cost Items)

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware ( “Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas ( “Contractor” ), hereby agree to the following change to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement, dated as of January 7, 2022, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement” ). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the change(s) set forth herein do(es) not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Price:

Further to Change Order No. 2, dated May 20, 2022 (“Change Order No. 2”), the Parties have agreed to an additional reduction to the Target Price in an amount equal to [***] in respect of the following items identified in Change Order No. 2:

No.	Open Cost Item	Additional Reductions to Target Price
1	Spare flare KO drum needed for continuous operation of facility	[	***]
4	Routing of redundant power and control cables	[	***]
5	Physical separation of cables to critical motors	[	***]
8	Instrument air receiver sizing change	[	***]
17	Redundant Transmitters in Power Island	[	***]
24	Air Compressor capacity change	[	***]
31	Flare height	[	***]
32	Home Office Hour Increase	[	***]
	Total Value of this Change Order No.3	[	***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(Execution Version)

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(Execution Version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC		KZJV LLC

By:	/s/ Keith Larson	By:	/s/ Pamela C. Roche
Name:	Keith Larson	Name:	Pamela C. Roche
Title:	Secretary	Title:	VP Project Management

KZJV LLC

		By:	/s/ Thomas Augustine
		Name:	Thomas Augustine
		Title:	Deputy Project Director